                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 FORM 8-K/A-1

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       March 26, 1997
                                                  ---------------------------


                             Armor Holdings, Inc.
-----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



Delaware                          0-18863                         59-3392443
-----------------------------------------------------------------------------
(State or other                 (Commission                 (I.R.S. Employer
jurisdiction                   File Number)                Identification No.)
of incorporation)


13386 International Parkway, Jacksonville, Florida                    32218
-----------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code           (904) 741-5400
                                                  ---------------------------


-----------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIITS

   In connection with the combination of Armor Holdings, Inc. (the "Company") with DSL Group Limited ("DSL") (such transaction, the "DSL Transaction"), the Company's Current Report on Form 8-K, filed on April 22 1997, is hereby amended to include the following financial statements and pro forma financial information, which were previously omitted from such Current Report on Form 8-K.

(a) Financial Statements of Business Acquired.

   The following financial statements for DSL and DSL Holdings Limited ("DSL Holdings"), the predecessor of DSL (the "Predecessor"), are submitted herewith:

                                                                                   PAGE OF FORM 8-K/A-1
                                                                                   --------------------
Independent Auditors' Report ......................................................           3
Consolidated profit and loss account--for the period ended 31 December 1996 .......           4
Consolidated balance sheet--for the period ended 31 December 1996 .................           5
Consolidated cash flow statement--for the period ended 31 December 1996 ...........           6
Consolidated statement of total recognised gains and losses--for the period ended
  31 December 1996  ...............................................................           7
Reconciliation of movements in shareholders' funds--for the period ended
  31 December 1996  ...............................................................           7
Notes to financial statements .....................................................           8
Independent Auditors' Report ......................................................          23
Consolidated profit and loss accounts--31 March 1996 and 1995 .....................          24
Consolidated balance sheets--31 March 1996 and 1995 ...............................          25
Consolidated cash flow statements--31 March 1996 and 1995 .........................          26
Consolidated statements of total recognised gains and losses--31 March 1996
 and 1995 .........................................................................          27
Reconciliations of movements in shareholders' funds--31 March 1996 and 1995  ......          27
Notes to financial statements .....................................................          28


   The following unaudited interim financial information for DSL and its Predecessor are submitted herewith:

                                                                        PAGE OF FORM 8-K/A-1
                                                                        --------------------
Unaudited consolidated profit and loss account--31 March 1997 and 1996          41
Unaudited consolidated balance sheet--31 March 1997 ....................        42
Unaudited consolidated cash flow statement--31 March 1997 and 1996  ....        43
Notes to unaudited interim financial statements ........................        44


                              DSL GROUP LIMITED
                      CONSOLIDATED FINANCIAL STATEMENTS
                               31 DECEMBER 1996

INDEPENDENT AUDITORS' REPORT
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF DSL GROUP LIMITED

   We have audited the accompanying consolidated balance sheet of DSL Group Limited and subsidiaries at 31 December 1996 and the related consolidated profit and loss account, consolidated statement of total recognised gains and losses, reconciliation of movements in shareholders' funds and consolidated cash flow statement for the period from 3 June 1996 (date of incorporation) to 31 December 1996. These consolidated financial statements are the responsibility of the management of DSL Group Limited. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United Kingdom and in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of DSL Group Limited and subsidiaries at 31 December 1996 and the results of their operations and their cash flows for the period from 3 June 1996 to 31 December 1996, in conformity with generally accepted accounting principles in the United Kingdom.

   Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Application of accounting principles generally accepted in the United States would have affected profit attributable to shareholders for the period from 3 June 1996 to 31 December 1996 and shareholders' funds at 31 December 1996, to the extent summarised in Note 24 to the consolidated financial statements.

KPMG
Chartered Accountants
Registered Auditors
London, England
15 April 1997

                              DSL GROUP LIMITED
                     CONSOLIDATED PROFIT AND LOSS ACCOUNT
                    for the period ended 31 December 1996

                                                                       PERIOD FROM
                                                                     INCORPORATION TO
                                                                       31 DECEMBER
                                                                           1996
                                                                          POUNDS
                                                               NOTE    STERLING 000
                                                             ------ ----------------
TURNOVER ....................................................    2         7,968
Cost of sales ...............................................             (6,330)
                                                                    ----------------
GROSS PROFIT ................................................              1,638
Administrative expenses (includes exchange gain of pounds
 sterling 326,000) ..........................................             (1,133)
                                                                    ----------------
OPERATING PROFIT ............................................                505
Income from interests in associated undertakings  ...........                197
Other interest receivable and similar income ................                 31
Interest payable and similar charges ........................    6          (192)
                                                                    ----------------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION ...............    3           541
Tax on profit on ordinary activities ........................    7          (451)
                                                                    ----------------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION ................                 90
Equity minority interests ...................................   16            (3)
                                                                    ----------------
PROFIT ATTRIBUTABLE TO SHAREHOLDERS .........................                 87
Dividends--non-equity .......................................    8          (147)
                                                                    ----------------
RETAINED LOSS FOR THE FINANCIAL PERIOD ......................   15           (60)
                                                                    ================

                                                                       PERIOD FROM
                                                                     INCORPORATION TO
                                                                       31 DECEMBER
                                                                           1996
                                                                          POUNDS
                                                                       STERLING 000
                                                                    ----------------
RETAINED LOSS FOR THE FINANCIAL PERIOD
The company .................................................                20
Subsidiary undertakings .....................................              (226)
Associated undertakings .....................................               146
                                                                    ----------------
                                                                            (60)
                                                                    ================

All results for the period are attributable to acquisitions in continuing activities.

                              DSL GROUP LIMITED
                          CONSOLIDATED BALANCE SHEET
                             at 31 December 1996

                                                                 31 DECEMBER 1996
                                                               -------------------
                                                               POUNDS     POUNDS
                                                              STERLING   STERLING
                                                        NOTE    000        000
                                                        ----  --------- ---------
FIXED ASSETS
Tangible assets ........................................    9                 906
Investments ............................................   10                 746
                                                                         ---------
                                                                            1,652
CURRENT ASSETS
Debtors ................................................   11     4,181
Cash at bank and in hand ...............................            578
                                                               ---------
                                                                  4,759
CREDITORS: amounts falling due within one year  ........   12    (4,305)
                                                               ---------
NET CURRENT ASSETS .....................................                      454
                                                                         ---------
TOTAL ASSETS LESS CURRENT LIABILITIES ..................                    2,106
CREDITORS: amounts falling due after more than one year
                                                           13              (3,330)
                                                                         ---------
NET LIABILITIES ........................................                   (1,224)
                                                                         =========
CAPITAL AND RESERVES
Called up share capital ................................   14                 182
Share premium account ..................................   15               4,656
Profit and loss account ................................   15              (6,080)
                                                                         ---------
EQUITY AND NON-EQUITY SHAREHOLDERS' FUNDS ..............                   (1,242)
Equity minority interests ..............................   16                  18
                                                                         ---------
                                                                           (1,224)
                                                                         =========

                              DSL GROUP LIMITED
                       CONSOLIDATED CASH FLOW STATEMENT
                    for the period ended 31 December 1996

                                                                        PERIOD FROM
                                                                     INCORPORATION TO
                                                                     31 DECEMBER 1996
                                                                   -------------------
                                                                    POUNDS     POUNDS
                                                                   STERLING   STERLING
                                                             NOTE    000        000
                                                            ------ --------- ---------
NET CASH OUTFLOW FROM OPERATING ACTIVITIES .................   21                 (57)
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
 Interest received .........................................             31
 Interest paid .............................................           (167)
 Dividends received from associated undertakings  ..........            197
                                                                   ---------
NET CASH INFLOW FROM RETURNS ON INVESTMENTS AND SERVICING
 OF FINANCE ................................................                       61
TAXATION
 UK tax refunded ...........................................             43
 Overseas tax paid .........................................            (34)
                                                                   ---------
NET TAX REFUNDED ...........................................                        9
INVESTING ACTIVITIES
 Purchase of tangible fixed assets .........................           (415)
 Purchase of subsidiary undertaking (net of cash and cash
  equivalents acquired) ....................................         (8,775)
                                                                   ---------
NET CASH OUTFLOW FROM INVESTING ACTIVITIES .................                   (9,190)
                                                                             ---------
NET CASH OUTFLOW BEFORE FINANCING ..........................                   (9,177)
                                                                             =========
FINANCING
 Issue of ordinary share capital ...........................         (4,838)
 New loans .................................................         (4,394)
                                                                   ---------
NET CASH INFLOW FROM FINANCING .............................                   (9,232)
INCREASE IN CASH AND CASH EQUIVALENTS ......................   22                  55
                                                                             ---------
                                                                               (9,177)
                                                                             =========

                              DSL GROUP LIMITED
         CONSOLIDATED STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES
                    for the period ended 31 December 1996

                                      PERIOD FROM
                                    INCORPORATION TO
                                      31 DECEMBER
                                          1996
                                         POUNDS
                                      STERLING 000
                                   ----------------
LOSS FOR THE FINANCIAL PERIOD  ....        (60)
Exchange adjustments ..............       (167)
                                   ----------------
TOTAL GAINS AND LOSSES RECOGNISED         (227)
                                   ================

              RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS
                    for the period ended 31 December 1996

                                       POUNDS
                                    STERLING 000
                                    ------------
PROFIT ATTRIBUTABLE TO SHAREHOLDERS
                                           87
Dividends ...........................    (147)
                                     ---------
                                          (60)
Exchange adjustments ................    (167)
Share capital issued ................   4,838
Goodwill written off ................  (5,853)
                                     ---------
DECREASE IN SHAREHOLDERS' FUNDS  ....  (1,242)
Opening shareholders' funds .........      --
                                     ---------
CLOSING SHAREHOLDERS' FUNDS .........  (1,242)
                                     =========

                              DSL GROUP LIMITED
                                    NOTES
                  (forming part of the financial statements)

1. ACCOUNTING POLICIES

   The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the group's financial statements.

 BASIS OF PREPARATION

   The financial statements have been prepared in accordance with applicable accounting standards and under the historical cost accounting rules.

 BASIS OF CONSOLIDATION

   The group's financial statements consolidate the results of DSL Group Limited and all its subsidiary undertakings with effect from the date of acquisition on 31 July 1996 until 31 December 1996. In respect of associated undertakings, the group includes its share of post acquisition profits and losses in the consolidated profit and loss account and its share of post acquisition retained profits or accumulated deficits in the consolidated balance sheet.

   The consolidated financial statements are based on the reported results of subsidiary undertakings and associated undertakings, which are based on the financial statements of these companies whose period ends are coterminous with or end three months before those of the parent company, and on management accounts where appropriate for the period from 1 October to 31 December 1996.

   The acquisition method of accounting has been adopted. Under this method, the results of subsidiary and associated undertakings acquired or disposed of in the period are included in the consolidated profit and loss account from the date of acquisition or up to the date of disposal. Goodwill arising on consolidation (representing the excess of the fair value of the consideration given over the fair value of the separable net assets acquired) is written off against reserves on acquisition.

 FIXED ASSETS AND DEPRECIATION

   Depreciation is provided by the group to write off the cost less the estimated residual value of tangible fixed assets by equal instalments over their estimated useful economic lives as follows:

Freehold land and buildings              --  not depreciated
Short leasehold land and buildings       --  term of lease
Plant and machinery                      --  20%-25% per annum
Fixtures and fittings                    --  20% per annum

 FOREIGN CURRENCIES

   Transactions in foreign currencies are recorded using the rate of exchange ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated using the rate of exchange ruling at the balance sheet date and the gains or losses on translation are included in the profit and loss account.

   For consolidation purposes, the assets and liabilities of overseas subsidiary undertakings and associated undertakings are translated at the closing exchange rates and the profit and loss accounts are translated at the average exchange rates. Exchange differences arising on these translations are taken to reserves.

   Subsidiaries operating in hyper-inflationary economies adjust the local currency financial statements to reflect current price levels before translation.

                              DSL GROUP LIMITED
                              NOTES (CONTINUED)

 LEASES

   Where the group enters into a lease which entails taking substantially all the risks and rewards of ownership of an asset, the lease is treated as a 'finance lease'. The asset is recorded in the balance sheet as a tangible fixed asset and is depreciated over its estimated useful life or the term of the lease, whichever is shorter. Future instalments under such leases, net of finance charges, are included within creditors. Rentals payable are apportioned between the finance element, which is charged to the profit and loss account, and the capital element which reduces the outstanding obligation for future instalments.

   All other leases are accounted for as 'operating leases' and the rental charges are charged to the profit and loss account on a straight line basis over the life of the lease.

 PENSIONS

   The group operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the group in an independently administered fund. The amount charged against profits represents the contributions payable to the scheme in respect of the accounting period.

 TURNOVER

   Turnover represents the amounts (excluding value added tax) derived from the provision of goods and services to third party customers during the period.

 TAXATION

   The charge for taxation is based upon the profit for the period and takes into account deferred taxation on timing differences. Provision is made for deferred taxation if there is reasonable evidence that such tax will be payable in the foreseeable future.

2. SEGMENTAL INFORMATION

   The table below sets out information on turnover for each of the group's geographic areas of operation.

                   PERIOD FROM
                 INCORPORATION TO
                   31 DECEMBER
                       1996
                ----------------
                      POUNDS
                   STERLING 000
United Kingdom          299
Rest of Europe          197
Asia ...........         43
Africa .........      4,877
Americas .......      2,358
Middle East  ...        194
                ----------------
                      7,968
                ================


   In the opinion of the directors there is one class of business.

                              DSL GROUP LIMITED
                              NOTES (CONTINUED)

3. PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

                                                                        PERIOD FROM
                                                                      INCORPORATION TO
                                                                        31 DECEMBER
                                                                            1996
                                                                     ----------------
                                                                           POUNDS
                                                                        STERLING 000
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION IS STATED

AFTER CHARGING
Auditors' remuneration:
 Audit...............................................................       105
 Other services......................................................        32
Depreciation of fixed assets:
 Owned...............................................................        67
 Leased..............................................................        22
Hire of plant and machinery--rentals payable under operating leases          42
Hire of other assets--rentals payable under operating leases  .......        83
                                                                     ================
AFTER CREDITING
Exchange gains ......................................................       326
                                                                     ================

   The total amount charged to revenue for the hire of plant and machinery amounted to pounds sterling 72,000. For the period ended 31 December 1996 this comprises rentals payable under operating leases and depreciation on plant and machinery held under finance leases together with the related finance charges.

4. REMUNERATION OF DIRECTORS AND DIRECTORS' INTERESTS

                                    PERIOD FROM
                                  INCORPORATION TO
                                    31 DECEMBER
                                        1996
                                 ----------------
                                       POUNDS
                                    STERLING 000
Directors' emoluments ...........       112
Amounts paid to third parties in
 respect of directors' services          77
                                 ----------------
                                        189
                                 ================

   Benefits in kind include employers' pension contributions and health insurance.

   The emoluments, excluding pension contributions, of the chairman were:

                                                PERIOD FROM
                                              INCORPORATION TO
                                                31 DECEMBER
                                                    1996
                                             ----------------
                                              POUNDS STERLING
AGA Morrison from 31 July to 1 December
 1996........................................      38,808
C Mackay from 1 to 31 December 1996..........       1,667

   The emoluments, excluding pension contributions, of the highest paid director were pounds sterling 48,510.

                              DSL GROUP LIMITED
                              NOTES (CONTINUED)

   The emoluments, excluding pension contributions, of the directors (including the chairman and highest paid director) were within the following ranges:

                                                           NUMBER OF DIRECTORS
                                                               PERIOD FROM
                                                            INCORPORATION TO
                                                              31 DECEMBER
                                                                  1996
                                                           -------------------
     pounds sterling 0 --  pounds sterling 5,000 ........            4
pounds sterling 15,001 -- pounds sterling 20,000 ........            2
pounds sterling 40,001 -- pounds sterling 45,000 ........            1
pounds sterling 45,001 -- pounds sterling 50,000 ........            2
								    ---

 SHARES

   The interests of the directors of DSL Group Limited in office as at 31 December 1996 (including family interests) in the shares of group companies are as follows:

                                                 INTEREST    INTEREST AT
                                    CLASS OF     AT END OF    BEGINNING
                     COMPANY         SHARE        PERIOD      OF PERIOD
                --------------- -------------- ----------- -------------
AGA Morrison  ..       DSL Group pounds           16,551           --
                         Limited sterling 1
                                 ordinary
                                 "A" shares

AGA Morrison  ..       DSL Group pounds            6,207           --
                         Limited sterling 1
                                 ordinary
                                 "B" shares

AGA Morrison  ..    DSL Holdings pounds               --            1
                         Limited sterling 1
                                 ordinary
                                 shares

AGA Morrison  .. Defence Systems pounds                1            1
                   International sterling 1
                         Limited ordinary
                                 shares

AGA Morrison  .. Defence Systems pounds                1           --
                         Limited sterling 1
                                 ordinary
                                 shares

AGA Morrison  .. Defence Systems P$1,000           1,900*        1,900*
                     Colombia SA ordinary
                                 shares

RN Bethell .....       DSL Group pounds           11,034           --
                         Limited sterling 1
                                 ordinary
                                 "A" shares

RN Bethell ..... Defence Systems P$1,000           1,900*        1,900*
                     Colombia SA ordinary
                                 shares

------------
* this represents 1% of the company's total share capital denominated in Colombian pesos and is held in trust on behalf of DSL Holdings Limited.

 SHARE OPTIONS

   According to the register of directors' interests, no rights to subscribe for shares in group companies were held by or granted to any of the directors or their immediate families, or exercised by them, during the financial period except as indicated below.

  To acquire pounds sterling 1 ordinary shares in DSL Holdings Limited:

   At 3 June 1996 AGA Morrison had an option to purchase 73,332 pounds sterling 1 ordinary shares in DSL Holdings Limited. This option was exercised on 31 July 1996.

                              DSL GROUP LIMITED
                              NOTES (CONTINUED)

   At 3 June 1996 RN Bethell held an option to acquire 25,000 pounds sterling 1 ordinary shares in DSL Holdings Limited from Hambro Group Investments Limited. This option was exercised on 31 July 1996.

  OTHER INTERESTS

   At the end of the period AGA Morrison had an amount outstanding to a subsidiary company of pounds sterling 1,127, which was repaid subsequent to the period end.

5. STAFF NUMBERS AND COSTS

   The average number of persons employed by the group (including directors) during the period, analysed by category, was as follows:

                                NUMBER OF EMPLOYEES
                                    PERIOD FROM
                                 INCORPORATION TO
                                 31 DECEMBER 1996
                               -------------------
Security services .............        2,128
Management and administration             65
Operatives ....................           27
                               -------------------
                                       2,220
                               ===================

   The aggregate payroll costs of these persons were as follows:

                                      PERIOD FROM
                                    INCORPORATION TO
                                      31 DECEMBER
                                          1996
                                   ----------------
                                         POUNDS
                                      STERLING 000
Wages and salaries ................      3,394
Social security costs .............        211
Other pension costs (see note 20)           73
                                   ----------------
                                         3,678
                                   ================

6. INTEREST PAYABLE AND SIMILAR CHARGES

                                                                         PERIOD FROM
                                                                       INCORPORATION TO
                                                                         31 DECEMBER
                                                                             1996
                                                                      ----------------
                                                                            POUNDS
                                                                         STERLING 000
On bank loans, overdrafts and other loans wholly repayable within
 five years ..........................................................       184
Finance charges payable in respect of finance leases and hire
 purchase contracts ..................................................         8
                                                                      ----------------
                                                                             192
                                                                      ================

                              DSL GROUP LIMITED
                              NOTES (CONTINUED)

7. TAXATION

                                                   PERIOD FROM
                                                 INCORPORATION TO
                                                   31 DECEMBER
                                                       1996
                                                ----------------
                                                      POUNDS
                                                   STERLING 000
UK corporation tax .............................        39
Overseas taxation ..............................       361
Tax attributable to the share of profits of the
 associated undertakings .......................        51
                                                ----------------
                                                       451
                                                ================

   No deferred tax provision has been made for the UK corporation tax which would become payable if further dividends were declared by associated companies from accumulated reserves.

   No deferred tax is provided in respect of the accumulated reserves of overseas subsidiary companies as there is no current intention to remit profits to the UK.

8. DIVIDENDS

                                              PERIOD FROM
                                            INCORPORATION TO
                                              31 DECEMBER
                                                  1996
                                           ----------------
                                                 POUNDS
                                              STERLING 000
Proposed dividend on 8% preference shares         147
                                           ================

   Preference dividends are payable on 31 January and 31 July each year, the first payment falling due on 31 July 1997.

                              DSL GROUP LIMITED
                              NOTES (CONTINUED)

9. TANGIBLE FIXED ASSETS

                                                      FIXTURES
                              LAND AND    PLANT AND     AND
                              BUILDINGS   MACHINERY   FITTINGS   TOTAL
                            ----------- ----------- ---------- --------
                               POUNDS      POUNDS      POUNDS    POUNDS
                              STERLING    STERLING    STERLING  STERLING
                                000         000         000       000
COST
At incorporation............      --           --         --        --
Acquisition of DSL
 Holdings...................      69          855        473     1,397
Currency translation........      --          (23)        (8)      (31)
Additions...................      --          321         94       415
Disposals...................      --         (135)       (31)     (166)
                            ----------- ----------- ---------- -------

At 31 December 1996.........      69        1,018        528     1,615
                            ----------- ----------- ---------- -------

DEPRECIATION
At incorporation............      --           --         --        --
Acquisition of DSL
 Holdings...................     (46)        (458)      (283)     (787)
Currency translation........      --           13          4        17
Charge for period...........      (3)         (72)       (14)      (89)
On disposals................      --          119         31       150
                            ----------- ----------- ---------- -------

At 31 December 1996.........     (49)        (398)      (262)     (709)
                            ----------- ----------- ---------- -------

NET BOOK VALUE
AT 31 DECEMBER 1996 ........      20          620        266       906
                            =========== =========== ========== =======

ANALYSIS OF NET BOOK VALUE OF LAND AND BUILDINGS

                                         31 DECEMBER
                                             1996
                                        -------------
                                            POUNDS
                                        STERLING 000
Freehold................................      13
Short leasehold.........................       7
                                        -------------
                                              20
                                        =============

   Included in the total net book value of plant and machinery is pounds sterling 244,463 in respect of assets held under finance leases and similar hire purchase contracts. Depreciation for the period on these assets was pounds sterling 22,490.

                              DSL GROUP LIMITED
                              NOTES (CONTINUED)

10. FIXED ASSET INVESTMENTS

                                                                 TOTAL
                                GORANDEL  JARDINE SECURICOR GROUP INTERESTS
                                TRADING    GURKHA SERVICES   IN ASSOCIATED
                                LIMITED        LIMITED       UNDERTAKINGS
                              ---------- ----------------- ---------------
                                 POUNDS        POUNDS           POUNDS
                              STERLING 000   STERLING 000     STERLING 000
At beginning of period .......     --             --               --
Acquired during the period  ..    702            154              856
Retained profits less losses       36            110              146
Movement on exchange..........    (59)            --              (59)
Less: Dividends received  ....     --           (197)            (197)
                              ---------- ----------------- ---------------
At end of period .............    679             67              746
                              ========== ================= ===============

   Gorandel Trading Limited and Jardine Securicor Gurkha Services Limited are both associated undertakings of DSL Group Limited and therefore can be considered to be related parties under Financial Reporting Standard 8.

   Certain expenses are borne by a group company and recharged to Gorandel Trading Limited and the balance receivable by the group as at 31 December 1996 was pounds sterling 247,860. A loan was payable by the group to Gorandel Trading Limited of pounds sterling 479,130.

   The companies which are material to the results of DSL Group Limited are as follows:

                                                      PRINCIPAL         % SHARES        COUNTRY OF
SUBSIDIARY UNDERTAKINGS                               ACTIVITY            HELD         INCORPORATION
                                               --------------------- ------------   -------------------
DSL Holdings Limited* .........................       Holding Company      100%                UK(1)
Defence Systems International Limited  ........     Security Services      100%                UK(1)
Defence Systems Limited .......................     Security Services      100%                UK(1)
                                                       Asset Recovery
Brooksight Limited ............................              Services      100%                UK(1)
US Defense Systems Inc ........................     Security Services      100%                  USA
DSL Security (Asia) Private Limited ...........     Security Services      100%            Singapore
Defence Systems Colombia SA** .................     Security Services     97.5%             Colombia
DSL (Overseas) Limited ........................       Holding Company      100%               Cyprus
Defence Systems (Jersey) Limited ..............     Security Services      100%                   UK

ASSOCIATED UNDERTAKINGS
Gorandel Trading Limited ......................     Security Services       50%               Cyprus
Jardine Securicor Gurkha Services Limited  ....     Security Services       20%            Hong Kong

------------
(1)    Registered in England and Wales.

*      Owned directly by DSL Group Limited.

** 94.5% of the shares held are owned directly by DSL Holdings Limited and 3% are held in trust on its behalf.

                              DSL GROUP LIMITED
                              NOTES (CONTINUED)

11. DEBTORS

                                                    31 DECEMBER
                                                       1996
                                                  -------------
                                                      POUNDS
                                                    STERLING 000
AMOUNTS FALLING DUE WITHIN ONE YEAR
Trade debtors ....................................     2,680
ACT recoverable ..................................        37
Amounts recoverable from associated undertakings         248
Amounts receivable in respect of group relief  ...        97
Other debtors ....................................       816
Prepayments and accrued income ...................       303
                                                  -------------
                                                       4,181
                                                  =============

12. CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                31 DECEMBER
                                                                   1996
                                                              -------------
                                                                  POUNDS
                                                               STERLING 000
Bank loan ....................................................       805
Bank overdrafts ..............................................       347
Amounts payable in respect of finance leases .................       108
Deferred consideration for acquisition of DSL Holdings
 Limited......................................................       400
Trade creditors ..............................................       465
Amounts owed to associated undertakings ......................       479
Dividends payable.............................................       147
Other creditors including taxation and social security:
 Corporation tax .............................................        79
 ACT payable .................................................        37
 Other taxes and social security .............................        70
 Other creditors .............................................     1,009
Accruals and deferred income .................................       359
                                                              -------------
                                                                   4,305
                                                              =============

   The bank loan is secured by fixed and floating charges over the assets of DSL Group Limited.

13. CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                31 DECEMBER
                                                   1996
                                              -------------
                                                  POUNDS
                                               STERLING 000
Bank loan (denominated in US$) ...............     3,222
Amounts payable in respect of finance leases         108
                                              -------------
                                                   3,330
                                              =============

   The bank loan is secured by fixed and floating charges over the assets of DSL Group Limited.

                              DSL GROUP LIMITED
                              NOTES (CONTINUED)

14. CALLED UP SHARE CAPITAL

                                              1996
                                      --------------------
                                                   POUNDS
                                                  STERLING
                                           NO.      000
                                      ----------- --------
AUTHORIZED
Preference shares
Preference shares of pounds
 sterling 0.01 each ..................  4,400,000    44
                                                  ======
Ordinary shares
Ordinary shares of pounds sterling 1
 each        "A"......................     27,585    28
Ordinary shares of pounds sterling 1
 each        "B"......................      6,207     6
Ordinary shares of pounds sterling 1
 each        "C"......................      4,137     4
                                      ----------- ------
                                           37,929    38
                                      =========== ======
Preferred ordinary shares
Preferred ordinary shares of pounds
 sterling 1 each .....................    100,000   100
                                                  ------
                                                    182
                                                  ======
ALLOTTED, CALLED UP AND FULLY PAID
Preference shares
Preference shares of pounds
 sterling 0.01 each ..................  4,400,000    44
                                                  ======
Ordinary shares
Ordinary shares of pounds sterling 1
 each "A".............................     27,585    28
Ordinary shares of pounds sterling 1
 each "B".............................      6,207     6
Ordinary shares of pounds sterling 1
 each "C".............................      4,137     4
                                      ----------- ------
                                           37,929    38
                                      =========== ======
Preferred ordinary shares
Preferred ordinary shares of pounds
 sterling 1 each .....................    100,000   100
                                                  ------
                                                    182
                                                  ======

   The shares were allotted on 31 July 1996 for pounds sterling 4,838,000 and an amount of pounds sterling 4,656,000 was transferred to the share premium account. The proceeds from the allotment were used primarily to acquire shares in DSL Holdings Limited.

 SUMMARY OF RIGHTS OF PREFERENCE SHARES

 Dividends

   The preference shares are eligible for dividends at a rate of 8% per annum of the issue price of the shares, payable in two equal instalments on 31 January and 31 July each year, commencing on 31 July 1997.

 Priority on winding up

   The preference shareholders have priority over the ordinary shareholders on the winding up of the company and are entitled to receive the issue price of the shares plus any accrued preference dividends. They have no entitlement to any surplus following repayment of the share capital and accrued dividends.

 Voting rights

   The preference shareholders are entitled to receive notice of general meetings but are not entitled to attend or vote except in respect of certain resolutions concerning the winding up of the company or the reduction of the share capital or the variation of the rights of the shares.

                              DSL GROUP LIMITED
                              NOTES (CONTINUED)

15. SHARE PREMIUM AND RESERVES AND SHAREHOLDERS' FUNDS

                                                       SHARE     PROFIT
                                                      PREMIUM   AND LOSS
                                                      ACCOUNT   ACCOUNT
                                                    --------- ----------
                                                      POUNDS     POUNDS
                                                     STERLING   STERLING
                                                       000        000
At incorporation ...................................      --         --
Arising on shares issued in period .................   4,656         --
Retained loss for period ...........................      --        (60)
Goodwill written off on acquisition of DSL Holdings
 Limited............................................      --     (5,853)
Exchange adjustments ...............................      --       (167)
                                                    --------- ----------
AT 31 DECEMBER 1996 ................................   4,656     (6,080)
                                                    ========= ==========

 Shareholders' funds

   Of the total amount of shareholders' funds of the group of pounds sterling (1,242,000) at 31 December 1996, an amount of pounds sterling 4,400,000 is attributable to non-equity interests and an amount of pounds sterling (5,642,000) is attributable to equity interests.

16. MINORITY INTERESTS

                                  POUNDS
                              STERLING 000
At beginning of period .........    --
Acquired during the period  ....    15
Retained profit for period  ....     3
                                --------
At 31 December 1996 ............    18
                                ========

17. CONTINGENT LIABILITIES

   A cross composite guarantee has existed since 1 August 1996 between DSL Holdings Limited, Defence Systems Limited, DSL Security (Asia) Private Limited and Brooksight Limited.

18. COMMITMENTS

     (i) There were no authorised or contracted capital commitments unprovided for at 31 December 1996.

     (ii) Annual commitments under non-cancellable operating leases are as follows:

                                                   31 DECEMBER
                                                      1996
                                            -----------------------
                                               LAND AND
                                               BUILDINGS     OTHER
                                            ------------- ---------
                                                POUNDS      POUNDS
                                               STERLING    STERLING
                                                 000         000
Operating leases which expire:
 Within one year ...........................      --          12
 In the second to fifth years inclusive  ...      --          30
 Over five years ...........................      83          --
                                            ------------- ---------
                                                  83          42
                                            ============= =========

                              DSL GROUP LIMITED
                              NOTES (CONTINUED)

19. GUARANTEES

   There were liabilities of pounds sterling 103,000 under documentary credit guarantees outstanding at 31 December 1996.

20. PENSION SCHEME

   The group operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the group in an independently administered fund. The pension charge for the period represents the contributions payable by the group to the scheme and amounted to pounds sterling 73,000.

21. RECONCILIATION OF OPERATING PROFIT TO NET CASH OUTFLOW FROM
    OPERATING ACTIVITIES

                                               PERIOD FROM
                                             INCORPORATION TO
                                               31 DECEMBER
                                                   1996
                                            ----------------
                                                  POUNDS
                                               STERLING 000
Operating profit ...........................        505
Depreciation charge ........................         89
Loss on sale of tangible fixed assets  .....         16
Increase in debtors ........................       (692)
Increase in creditors ......................         25
                                            ----------------
Net cash outflow from operating activities          (57)
                                            ================

22. ANALYSIS OF CHANGES IN CASH AND CASH EQUIVALENTS

                                                 CASH    OVERDRAFT   NET
                                               ------- ----------- ------
                                                POUNDS    POUNDS    POUNDS
                                               STERLING  STERLING  STERLING
                                                 000       000       000
Balance at incorporation ......................    --        --       --
Net cash inflow before adjustments for foreign
 exchange rate changes.........................   769      (714)      55
Effect of foreign exchange rate changes  ......  (191)      367      176
                                               ------- ----------- ------
Balance at 31 December 1996 ...................   578      (347)     231
                                               ======= =========== ======

                              DSL GROUP LIMITED
                              NOTES (CONTINUED)

23. ACQUISITION OF DSL HOLDINGS LIMITED

   On 31 July 1996 100% of the share capital of DSL Holdings Limited was acquired. The fair values of the assets acquired were deemed to be equal to their book values.

                                                    POUNDS
                                                 STERLING 000
                                                 ------------
NET ASSETS ACQUIRED
Tangible fixed assets ............................     610
Investments in associated companies ..............     856
Debtors ..........................................   4,015
Bank loans and overdrafts ........................  (1,555)
Creditors ........................................  (2,144)
Minority shareholders' interests .................     (15)
                                                  ---------
                                                     1,767
Goodwill .........................................   5,853
                                                  ---------
                                                     7,620
                                                  =========
Satisfied by
Cash consideration (including costs of pounds
 sterling 668,000) ...............................   7,220
Deferred consideration (payable within one year)       400
                                                  ---------
                                                     7,620
                                                  =========

   The consolidated profit and loss account includes the results of the company and its subsidiaries and associates with effect from the date of acquisition of DSL Holdings Limited on 31 July 1996.

   The proforma consolidated results of DSL Group Limited (being the consolidated results of DSL Holdings Limited from 1 April 1995 to 31 July 1996 and DSL Group Limited from 1 August to 31 December 1996) for the nine month period ended 31 December 1996 and the twelve month period ended 31 March 1996 are summarised below:

                                                         NINE MONTH
                                                        PERIOD ENDED   YEAR ENDED
                                                        31 DECEMBER     31 MARCH
                                                            1996          1996
                                                      -------------- ------------
                                                           POUNDS        POUNDS
                                                        STERLING 000  STERLING 000
Turnover .............................................     14,817        20,579
                                                      ============== ============
Operating profit (including exchange gain of pounds
 sterling 326,000 (31 March 1996: pounds
 sterling 56,000))....................................        790           751
Income from interests in associated undertakings  ....        526           744
Other interest receivable and similar income  ........         67            76
Interest payable and similar charges .................       (287)         (276)
                                                      -------------- ------------
Profit on ordinary activities before taxation  .......      1,096         1,295
Tax on profit on ordinary activities .................       (758)         (678)
                                                      -------------- ------------
Profit on ordinary activities after taxation  ........        338           617
Minority interests ...................................         (5)           (5)
                                                      -------------- ------------
Profit attributable to shareholders ..................        333           612
Dividends ............................................       (147)           --
                                                      -------------- ------------
Retained profit for the financial period .............        186           612
                                                      ============== ============

                              DSL GROUP LIMITED
                              NOTES (CONTINUED)

24. SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES OF AMERICA GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

   The group's consolidated financial statements are prepared in conformity with generally accepted accounting principles applicable in the United Kingdom (UK GAAP), which differ in certain significant respects from those applicable in the United States of America (US GAAP). These differences, together with the approximate effects of the adjustments on profit attributable to shareholders and shareholders' funds, relate principally to the items set out below:

(a) Goodwill

   Under UK GAAP, goodwill arising from acquisitions is written off against shareholders' funds. Under US GAAP, goodwill is capitalised and amortised over its estimated useful life. For the purpose of calculating the amortisation of goodwill a life of 20 years has been assumed.

(b) Deferred taxation

   UK GAAP requires that no provision for deferred taxation should be made if there is reasonable evidence that such taxation will not be payable in the foreseeable future. Under US GAAP, deferred taxation is recognised under the full liability method which permits deferred tax assets to be recognised if their realisation is considered more likely than not.

(c) Cash flows

   The principal difference between UK GAAP and US GAAP is in respect of classification. Under UK GAAP, the group presents its cash flows for operating activities, returns on investments and servicing of finance, taxation, investing activities, and financing activities. US GAAP requires only three categories of cash flow activities which are operating, investing and financing. Cash flows arising from taxation and returns on investments and servicing of finance under UK GAAP would, with the exception of dividends paid, be included as operating activities under US GAAP; dividend payments would be included as a financing activity under US GAAP. In addition, under UK GAAP, cash and cash equivalents include short term borrowings which under US GAAP would be presented as financing activities.

   Approximate effect on profit attributable to shareholders of differences between UK and US GAAP:

                                                                            PROFORMA
                                                          PERIOD FROM      NINE MONTH
                                                        INCORPORATION TO  PERIOD ENDED
                                                          31 DECEMBER     31 DECEMBER
                                                              1996            1996
                                                       ---------------- --------------
                                                             POUNDS          POUNDS
                                                          STERLING 000    STERLING 000
Profit attributable to shareholders in conformity with
 UK GAAP ..............................................         87             333
Adjustments:
 Goodwill amortisation ................................       (123)           (154)
 Deferred taxation ....................................         68             137
                                                       ---------------- --------------
Profit attributable to shareholders in conformity with
 US GAAP ..............................................         32             316
                                                       ================ ==============

                              DSL GROUP LIMITED
                              NOTES (CONTINUED)

   Approximate cumulative effect on shareholders' funds of differences between UK and US GAAP:

                                                  31 DECEMBER
                                                     1996
                                                -------------
                                                    POUNDS
                                                 STERLING 000
Shareholders' funds in conformity with UK GAAP      (1,242)
Adjustments:
 Goodwill ......................................     5,796
 Deferred taxation .............................         2
                                                -------------
Shareholders' funds in conformity with US GAAP       4,556
                                                =============

                             DSL HOLDINGS LIMITED
                      CONSOLIDATED FINANCIAL STATEMENTS
                            31 MARCH 1996 AND 1995

INDEPENDENT AUDITORS' REPORT
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF DSL HOLDINGS LIMITED

   We have audited the accompanying consolidated balance sheets of DSL Holdings Limited and subsidiaries as of 31 March 1996 and 1995, and the related consolidated profit and loss accounts, consolidated statements of total recognised gains and losses, reconciliations of movements in shareholders' funds and consolidated cash flow statements for the years then ended. These consolidated financial statements are the responsibility of the management of DSL Holdings Limited. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with Auditing Standards generally accepted in the United Kingdom and in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of DSL Holdings Limited and subsidiaries at 31 March 1996 and 1995, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles in the United Kingdom.

   Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Application of accounting principles generally accepted in the United States would have affected profit attributable to shareholders for each of the years in the two year period ended 31 March 1996 and shareholders' funds as of 31 March 1996 and 1995, to the extent summarised in Note 24 to the consolidated financial statements.

KPMG
Chartered Accountants
Registered Auditors
London, England
29 July 1996

                             DSL HOLDINGS LIMITED
                    CONSOLIDATED PROFIT AND LOSS ACCOUNTS
                  FOR THE YEARS ENDED 31 MARCH 1996 AND 1995

                                                          NOTE     1996       1995
                                                         ------ ---------- ----------
                                                                  POUNDS     POUNDS
                                                                 STERLING   STERLING
                                                                   000        000
TURNOVER ...............................................    3     20,579     18,379
Cost of sales ..........................................         (14,606)   (14,233)
                                                               ---------- ----------
GROSS PROFIT ...........................................           5,973      4,146
Administrative expenses (includes exchange gain of
 pounds sterling 55,673 (1995: loss of pounds
 sterling 184,000)).....................................    2     (5,222)    (3,454)
                                                               ---------- ----------
OPERATING PROFIT .......................................             751        692
Income from interests in associated undertakings  ......             744        360
Other interest receivable and similar income  ..........              76         24
Interest payable and similar charges ...................    7       (276)      (258)
                                                               ---------- ----------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION ..........    4      1,295        818
Tax on profit on ordinary activities ...................    8       (678)      (367)
                                                               ---------- ----------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION  ..........             617        451
Equity minority interests ..............................   16         (5)        (7)
                                                               ---------- ----------
PROFIT ATTRIBUTABLE TO SHAREHOLDERS' AND RETAINED
 PROFIT FOR THE FINANCIAL YEAR..........................   15        612        444
                                                               ========== ==========

                                                                   1996       1995
                                                               ---------- ----------
                                                                  POUNDS     POUNDS
                                                                 STERLING   STERLING
                                                                   000        000
RETAINED PROFIT FOR THE FINANCIAL YEAR
The company ............................................              46         (7)
Subsidiary undertakings ................................             (60)       165
Associated undertakings ................................             626        286
                                                               ---------- ----------
                                                                     612        444
                                                               ========== ==========

All results for the year and the prior year are attributable to continuing activities.

                             DSL HOLDINGS LIMITED
                         CONSOLIDATED BALANCE SHEETS
                          AT 31 MARCH 1996 AND 1995

                                                NOTE        1996              1995
                                              ------ ----------------- -----------------
                                                       POUNDS   POUNDS   POUNDS   POUNDS
                                                      STERLING STERLING STERLING STERLING
                                                        000      000      000      000
FIXED ASSETS
Tangible assets ..............................    9                428               445
Investments ..................................   10                750               325
                                                               -------           -------
                                                                 1,178               770
CURRENT ASSETS
Stock ........................................             --                11
Debtors ......................................   11     3,776             4,171
Cash at bank and in hand .....................            914               364
                                                     ---------         ---------
                                                        4,690             4,546
CREDITORS: amounts falling due within one
 year.........................................   12    (3,696)           (3,667)
                                                     ---------         ---------
NET CURRENT ASSETS ...........................                     994               879
                                                               -------           -------
TOTAL ASSETS LESS CURRENT LIABILITIES ........                   2,172             1,649
CREDITORS: amounts falling due after more
 than one year................................   13               (611)             (813)
                                                               -------           -------
NET ASSETS ...................................                   1,561               836
                                                               =======           =======
Represented by equity interests of:
CAPITAL AND RESERVES
Called up share capital ......................   14                467               467
Share premium account ........................   15                933               933
Profit and loss account ......................   15                148              (572)
                                                               -------           -------
EQUITY SHAREHOLDERS' FUNDS ...................                   1,548               828
Equity minority interests ....................   16                 13                 8
                                                               -------           -------
                                                                 1,561               836
                                                               =======           =======

                             DSL HOLDINGS LIMITED
                      CONSOLIDATED CASH FLOW STATEMENTS
                  FOR THE YEARS ENDED 31 MARCH 1996 AND 1995

                                                       NOTE        1996             1995
                                                     ------ ---------------- -----------------
                                                             POUNDS   POUNDS   POUNDS   POUNDS
                                                            STERLING STERLING STERLING STERLING
                                                              000      000      000      000
NET CASH INFLOW FROM OPERATING ACTIVITIES  ..........   21            1,485             1,491
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
 Dividends received .................................          200                --
 Interest received ..................................           76                24
 Interest paid ......................................         (266)             (255)
 Interest element of finance lease rental payments  .           --                (3)
                                                            -------         ---------
NET CASH INFLOW/(OUTFLOW) FROM RETURNS ON
 INVESTMENTS AND SERVICING OF FINANCE ...............                    10              (234)
TAXATION
 Overseas tax paid by UK group companies ............          (93)             (237)
 Overseas tax paid by overseas subsidiaries  ........         (349)             (117)
                                                            -------         ---------
TAX PAID ............................................                  (442)             (354)
INVESTING ACTIVITIES
 Purchase of tangible fixed assets ..................         (190)             (313)
 Purchase of subsidiary undertaking (net of cash
  and cash equivalents acquired).....................           --               (34)
 Sale of tangible fixed assets ......................           --                46
                                                            -------         ---------
NET CASH OUTFLOW FROM INVESTING ACTIVITIES  .........                  (190)             (301)
                                                                    -------           -------
NET CASH INFLOW BEFORE FINANCING ....................                   863               602
                                                                    =======           =======
FINANCING
 Capital element of finance lease rental payments  ..           --               (16)
 Loan repaid to parent company ......................         (157)           (1,028)
 New secured loan from parent company ...............           --               960
                                                            -------         ---------
NET CASH OUTFLOW FROM FINANCING .....................                  (157)              (84)
INCREASE IN CASH AND CASH EQUIVALENTS ...............   22             (706)             (518)
                                                                    -------           -------
                                                                       (863)             (602)
                                                                    =======           =======

                             DSL HOLDINGS LIMITED
         CONSOLIDATED STATEMENTS OF TOTAL RECOGNISED GAINS AND LOSSES
                  FOR THE YEARS ENDED 31 MARCH 1996 AND 1995

                                     1996    1995
                                    ------  ------
                                    POUNDS   POUNDS
                                   STERLING STERLING
                                     000      000
PROFIT FOR THE FINANCIAL YEAR  .....  612    444
Exchange adjustments ...............   57    (16)
Gain on disposal of Brooksight Pty     11     --
                                    ------ ------
TOTAL GAINS AND LOSSES RECOGNIZED  .  680    428
                                    ====== ======

             RECONCILIATIONS OF MOVEMENTS IN SHAREHOLDERS' FUNDS
                  FOR THE YEARS ENDED 31 MARCH 1996 AND 1995

                                       1996    1995
                                     -------  ------
                                      POUNDS   POUNDS
                                     STERLING STERLING
                                       000      000
PROFIT FOR THE FINANCIAL YEAR  ......    612   444
Exchange adjustments ................     57   (16)
Goodwill written back ...............     40    44
Gain on disposal of Brooksight Pty  .     11    --
                                     ------- ------
NET ADDITION TO SHAREHOLDERS' FUNDS      720   472
Opening shareholders' funds .........    828   356
                                     ------- ------
CLOSING SHAREHOLDERS' FUNDS .........  1,548   828
                                     ======= ======

                             DSL HOLDINGS LIMITED
                                    NOTES
                  (forming part of the financial statements)

1 ACCOUNTING POLICIES

   The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the group's financial statements.

 BASIS OF PREPARATION

   The financial statements have been prepared in accordance with applicable accounting standards and under the historical cost accounting rules.

 BASIS OF CONSOLIDATION

   The group's financial statements consolidate the results of DSL Holdings Limited and all its subsidiary undertakings. In respect of associated undertakings, the group includes its share of post acquisition profits and losses in the consolidated profit and loss account and its share of post acquisition retained profits or accumulated deficits in the consolidated balance sheet.

   The consolidated financial statements are based on the reported results of subsidiary undertakings and associated undertakings, which are based on the financial statements of these companies whose year ends are coterminous with or end either three or six months before those of the parent company, and on management accounts where appropriate for the period from 1 October to 31 March 1996.

   For the year ended 31 March 1995 the results of the associate Jardine Securicor Gurkha Services Limited were consolidated for the 26 month period ended 31 March 1995. The first 14 months of results were immaterial to the results of the group. In addition the results of the subsidiary Defence Systems Colombia SA were consolidated for the 15 months ended 31 March 1995. The first 3 months of results were immaterial to the results of the group.

   Unless otherwise stated, the acquisition method of accounting has been adopted. Under this method, the results of subsidiary and associated undertakings acquired or disposed of in the year are included in the consolidated profit and loss account from the date of acquisition or up to the date of disposal. Goodwill arising on consolidation (representing the excess of the fair value of the consideration given over the fair value of the separable net assets acquired) is written off against reserves on acquisition. Any excess of the aggregate of the fair value of the separable net assets acquired over the fair value of the consideration given (negative goodwill) is credited direct to reserves.

 FIXED ASSETS AND DEPRECIATION

   Depreciation is provided by the group to write off the cost less the estimated residual value of tangible fixed assets by equal instalments over their estimated useful economic lives as follows:

    Freehold land and buildings        --    not depreciated
    Short leasehold land and buildings --    term of lease
    Plant and machinery                --    20%-25% per annum
    Fixtures and fittings              --    20% per annum

 FOREIGN CURRENCIES

   Transactions in foreign currencies are recorded using the rate of exchange ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated using the rate of exchange ruling at the balance sheet date and the gains or losses on translation are included in the profit and loss account.

                             DSL HOLDINGS LIMITED
                              NOTES (CONTINUED)

   For consolidation purposes, the assets and liabilities of overseas subsidiary undertakings and associated undertakings are translated at the closing exchange rates and the profit and loss accounts are translated at the average exchange rates. Exchange differences arising on these translations are taken to reserves.

   Subsidiaries operating in hyper-inflationary economies adjust the local currency statements to reflect current price levels before translation.

 LEASES

   Where the group enters into a lease which entails taking substantially all the risks and rewards of ownership of an asset, the lease is treated as a 'finance lease'. The asset is recorded in the balance sheet as a tangible fixed asset and is depreciated over its estimated useful life or the term of the lease, whichever is shorter. Future instalments under such leases, net of finance charges, are included within creditors. Rentals payable are apportioned between the finance element, which is charged to the profit and loss account, and the capital element which reduces the outstanding obligation for future instalments.

   All other leases are accounted for as 'operating leases' and the rental charges are charged to the profit and loss account on a straight line basis over the life of the lease.

 PENSIONS

   The group operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the group in an independently administered fund. The amount charged against profits represents the contributions payable to the scheme in respect of the accounting period.

 TURNOVER

   Turnover represents the amounts (excluding value added tax) derived from the provision of goods and services to third party customers during the year.

 STOCK

   Consumable stock is stated at the lower of cost or net realisable value.

 TAXATION

   The charge for taxation is based upon the profit for the year and takes into account deferred taxation on timing differences. Provision is made for deferred taxation if there is reasonable evidence that such tax will be payable in the foreseeable future.

2 RECLASSIFICATION OF EXPENSES

   Expenses have been reclassified such that administrative expenses contains the total administration expenses for the whole group.

                             DSL HOLDINGS LIMITED
                              NOTES (CONTINUED)

3 SEGMENTAL INFORMATION

   The table below sets out information on turnover for each of the group's geographic areas of operation.

                   1996    1995
                -------- -------
                 POUNDS   POUNDS
                STERLING STERLING
                  000      000
United Kingdom     1,097   1,086
Rest of Europe     6,665   8,264
Asia ...........     331     102
Australasia  ...      --     199
Africa .........   9,461   6,259
Americas .......   2,497   1,969
Middle East  ...     528     500
                -------- -------
                  20,579  18,379
                ======== =======

   In the opinion of the directors there is one class of business.

4 PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

                                                                    1996     1995
                                                                 -------- --------
                                                                   POUNDS   POUNDS
                                                                  STERLING STERLING
                                                                    000      000
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION IS STATED
AFTER CHARGING
Auditors' remuneration:
 Audit...........................................................    69       45
 Other services..................................................    29       45
Depreciation of fixed assets:
 Owned ..........................................................   263      210
 Leased .........................................................    --        2
Exchange losses .................................................    --      184
Hire of plant and machinery--rentals payable under operating
 leases..........................................................   122      118
Hire of other assets--operating leases ..........................   368      324
Exceptional costs--costs incurred in connection with the
 termination of employment of directors of subsidiary companies     325       --
                                                                 -------- --------
AFTER CREDITING
Exchange gains...................................................    56       --
                                                                 -------- --------

   The total amount charged to revenue for the hire of plant and machinery amounted to pounds sterling 122,297 (1995: pounds sterling 123,295). For the year ended 31 March 1995 this comprises rentals payable under operating leases and depreciation on plant and machinery held under finance leases together with the related finance charges but for the year ended 31 March 1996 it comprises rentals payable under operating leases only.

   During the year pounds sterling 325,116 was incurred in connection with the termination of the contracts of employment of four directors of Defence Systems Limited, one of whom was also a director of US Defense Systems Inc.

                             DSL HOLDINGS LIMITED
                              NOTES (CONTINUED)

5 REMUNERATION OF DIRECTORS AND DIRECTORS' INTERESTS

                                                                 1996   1995
                                                               ------  ------
                                                               POUNDS   POUNDS
                                                              STERLING STERLING
                                                                000      000
Directors' emoluments .........................................  272    224
Amounts paid to third parties in respect of directors'
 services......................................................   26     22
                                                               ------ ------
                                                                 298    246
                                                               ====== ======

   Benefits in kind include employers' pension contributions, health insurance, personal tax advice costs and car benefits.

   The emoluments, excluding pension contributions, of the chairman were:

                                               1996    1995
                                             -------- -------
                                              POUNDS   POUNDS
                                             STERLING STERLING
DG Lewis:   from 1 April 1994--3 June 1994 ..      --   1,818
JM May:     from 6 July 1994--31 March 1996 .  10,000   8,182

   Amounts for the services of DG Lewis and JM May are payable to a third party.

   The emoluments, excluding pension contributions, of the highest paid director were pounds sterling 142,456 (1995: pounds sterling 111,332).

   The emoluments, excluding pension contributions, of the directors (including the chairman and highest paid director) were within the following ranges:

                                                                  NUMBER OF
                                                                  DIRECTORS
                                                              -----------------
                                                                1996     1995
                                                              -------- --------
      pounds sterling 0 -- pounds sterling 5,000 ........        --        1
  pounds sterling 5,001 -- pounds sterling 10,000 ........        1        1
 pounds sterling 10,001 -- pounds sterling 15,000 ........       --        1
 pounds sterling 15,001 -- pounds sterling 20,000 ........        1       --
pounds sterling  80,001 -- pounds sterling 85,000 ........       --        1
pounds sterling 110,001 -- pounds sterling 115,000 ........       1        1
pounds sterling 140,001 -- pounds sterling 145,000 ........       1       --
                                                               -----    -----

                             DSL HOLDINGS LIMITED
                              NOTES (CONTINUED)

 SHARES

   The interests of the directors of DSL Holdings Limited in office as at 31 March 1996 (including family interests) in the shares of group companies are as follows:

                                                                     INTEREST   INTEREST AT
                                                                      AT END    BEGINNING OF
                          COMPANY               CLASS OF SHARE       OF YEAR        YEAR
               --------------------------- ----------------------- ---------- --------------
AGA Morrison   DSL Holdings Limited        pounds sterling 1               1            1
                                           ordinary shares

AGA Morrison   Defence Systems Colombia SA P$1,000 ordinary shares     1,900*       1,900*

RN Bethell     Defence Systems Colombia SA P$1,000 ordinary shares     1,900*       1,900*

JM May         Hambros PLC                 20p ordinary shares         3,589        3,555

JM May         Hambro Countrywide PLC      5p ordinary shares         77,858       77,858

JR Hustler     Hambros PLC                 20p ordinary shares         1,000        1,000

JR Hustler     Hambros PLC                 pounds sterling 1           2,000        2,000
                                           7.5% Cumulative
                                            Redeemable Preference
                                            shares

JR Hustler     Hambro Insurance            pounds sterling 1           2,000        2,000
                Services PLC               ordinary
                                           shares

------------
* this represents 1% of the company's total share capital denominated in Colombian pesos and is held in trust on behalf of DSL Holdings Limited.

 SHARE OPTIONS

   According to the register of directors' interests, no rights to subscribe for shares in group companies were held by or granted to any of the directors or their immediate families, or exercised by them, except as indicated below.

   (i) To subscribe for 20p ordinary shares of Hambros PLC:

   HAMBROS SENIOR EXECUTIVE SHARE OPTION SCHEME 1984

   Options exercisable at prices between 298p and 333p per share between 1990 and 2004.

          AT 1 APRIL 1995  GRANTED DURING THE YEAR  AT 31 MARCH 1996
          ---------------  -----------------------  ----------------
JM MAY        95,000                --                 95,000

   HAMBROS BANK "SAVE AS YOU EARN" SHARE OPTION SCHEME 1983

   Options exercisable at 226p per share between 2001 and 2002.

          AT 1 APRIL 1995  GRANTED DURING THE YEAR  AT 31 MARCH 1996
          ---------------  -----------------------  ----------------
JM MAY         8,628                --                 8,628

   (ii) To acquire pounds sterling 1 ordinary shares in DSL Holdings Limited:

   At 1 April 1994 AGA Morrison had an option to purchase 73,332 pounds sterling 1 ordinary shares in DSL Holdings Limited, exercisable on or before 4 June 1996 from Hambro Group Investments Limited at a minimum acquisition price of pounds sterling 3.86 per share.

   This option has been extended such that it was still exercisable at the date of signing these financial statements.

                             DSL HOLDINGS LIMITED
                              NOTES (CONTINUED)

   On 3 April 1995 RN Bethell was granted an option to acquire 25,000 pounds sterling 1 ordinary shares in DSL Holdings Limited from Hambro Group Investments Limited exercisable between April 1998 and 2005 at an acquisition price of pounds sterling 4.50 per share.

 OTHER INTERESTS

   At the end of the year AGA Morrison had an amount outstanding to a subsidiary company of pounds sterling 7,732 (1995: pounds sterling 2,332).

6 STAFF NUMBERS AND COSTS

   The average number of persons employed by the group (including directors) during the year, analysed by category, was as follows:

                                   NUMBER OF
                                   EMPLOYEES
                               ---------------
                                 1996    1995
                               ------- -------
Security services .............  1,159   1,004
Professional and logistics  ...    437     480
Management and administration       63      48
Operatives ....................     26      22
                               ------- -------
                                 1,685   1,554
                               ======= =======

   The aggregate payroll costs of these persons were as follows:

                                     1996     1995
                                   -------- --------
                                    POUNDS   POUNDS
                                   STERLING STERLING
                                     000      000
Wages and salaries ................  11,805   11,381
Social security costs .............     164      177
Other pension costs (see note 20)       165       97
                                   -------- --------
                                     12,134   11,655
                                   ======== ========

7 INTEREST PAYABLE AND SIMILAR CHARGES

                                                               1996   1995
                                                             ------  ------
                                                             POUNDS   POUNDS
                                                            STERLING STERLING
                                                              000      000
On bank loans, overdrafts and other loans wholly repayable
 within five years...........................................  276    255
Finance charges payable in respect of finance leases and
 hire purchase contracts.....................................   --      3
                                                             ------ ------
                                                               276    258
                                                             ====== ======

                             DSL HOLDINGS LIMITED
                              NOTES (CONTINUED)

8 TAXATION

                                                               1996    1995
                                                              ------  ------
                                                              POUNDS   POUNDS
                                                             STERLING STERLING
                                                               000      000
UK corporation (tax loss)/tax at 33% (1995: 33%) on the
 profit for the year on ordinary activities...................  (55)   112
UK corporation (tax loss)/tax--prior year ....................  (13)     8
Overseas taxation--current year ..............................  544    173
Overseas taxation--prior year ................................  162     --
Tax attributable to the share of profits of the associated
 undertakings--current year...................................  119     67
Tax attributable to the share of profits of the associated
 undertakings--prior year.....................................   --      7
Double taxation relief .......................................  (79)    --
                                                              ------ ------
                                                                678    367
                                                              ====== ======

   UK corporation tax losses are surrendered to other UK group companies.

   No deferred tax provision has been made for the UK corporation tax which would become payable if further dividends were declared by associated companies from accumulated reserves.

   No deferred tax is provided in respect of the accumulated reserves of overseas subsidiary companies as there is no current intention to remit profits to the UK.

                             DSL HOLDINGS LIMITED
                              NOTES (CONTINUED)

9 TANGIBLE FIXED ASSETS

                                               FIXTURES
                       LAND AND    PLANT AND     AND
                       BUILDINGS   MACHINERY   FITTINGS   TOTAL
                     ----------- ----------- ---------- -------
                        POUNDS      POUNDS      POUNDS   POUNDS
                       STERLING    STERLING    STERLING STERLING
                         000         000         000      000
COST
At 1 April 1994......      87         334        272        693
Currency
 translation.........      --         (21)        (4)       (25)
Additions............      17         270         79        366
Disposals............      --         (48)       (15)       (63)
Reclassification ....     (34)         34         --         --
                     ----------- ----------- ---------- -------

At 31 March 1995 ....      70         569        332        971
Currency
 translation.........      --          (8)         3         (5)
Additions............      --         189         57        246
Disposals............      --         (71)       (11)       (82)
                     ----------- ----------- ---------- -------

At 31 March 1996 ....      70         679        381      1,130
                     ----------- ----------- ---------- -------

DEPRECIATION
At 1 April 1994......      50         149        146        345
Currency
 translation.........      --          (5)        (9)       (14)
Charge for year......       8         151         53        212
On disposals.........      --         (11)        (6)       (17)
Reclassification ....     (14)         14         --         --
                     ----------- ----------- ---------- -------

At 31 March 1995 ....      44         298        184        526
Currency
 translation.........      --          (8)         3         (5)
Charge for year......       3         187         73        263
On disposals.........      --         (71)       (11)       (82)
                     ----------- ----------- ---------- -------

At 31 March 1996 ....      47         406        249        702
                     ----------- ----------- ---------- -------

NET BOOK VALUE
At 31 March 1996  ...      23         273        132        428
                     =========== =========== ========== =======
At 31 March 1995 ....      26         271        148        445
                     =========== =========== ========== =======

                             DSL HOLDINGS LIMITED
                              NOTES (CONTINUED)

   Analysis of net book value of land and buildings

                  1996    1995
                 ------  ------
                 POUNDS  POUNDS
                STERLING STERLING
                  000      000
Freehold .......    13     13
Short leasehold     10     13
                 ------ ------
                    23     26
                 ====== ======

   Included in the total net book value of plant and machinery is pounds sterling nil (1995: pounds sterling nil) in respect of assets held under finance leases and similar hire purchase contracts. Depreciation for the year on these assets was pounds sterling nil (1995: pounds sterling 2,295).

10 FIXED ASSET INVESTMENTS

                                                                 TOTAL
                                GORANDEL  JARDINE SECURICOR GROUP INTERESTS
                                TRADING    GURKHA SERVICES   IN ASSOCIATED
                                LIMITED        LIMITED       UNDERTAKINGS
                              ---------- ----------------- ---------------
                                 POUNDS        POUNDS           POUNDS
                              STERLING 000   STERLING 000     STERLING 000
At 1 April 1994 ..............     39             --               39
Retained profits less losses      207             79              286
                              ---------- ----------------- ---------------
At 31 March 1995..............    246             79              325
Retained profits less losses .    319            306              625
Less: Dividends received  ....     --           (200)            (200)
                              ---------- ----------------- ---------------
At 31 March 1996 .............    565            185              750
                              ========== ================= ===============

   The companies which are material to the results of DSL Holdings Limited are as follows:

                                                      PRINCIPAL            % SHARES   COUNTRY OF
                                                      ACTIVITY               HELD    INCORPORATION
                                            --------------------------- ------------ -------------
SUBSIDIARY UNDERTAKINGS
Defence Systems International Limited*  ....Security Services                 100%   UK(1)
Defence Systems Limited ....................Security Services                 100%   UK(1)
Brooksight Limited* ........................Asset Recovery Services           100%   UK(1)
US Defense Systems Inc* ....................Security Services                 100%   USA
DSL Security (Asia) Private Limited  .......Security Services                 100%   Singapore
Defence Systems Colombia SA** ..............Security Services                97.5%   Colombia
DSL (Overseas) Limited .....................Holding Company                   100%   Cyprus
Defence Systems (Jersey) Limited ...........Security Services                 100%   UK

ASSOCIATED UNDERTAKINGS
Gorandel Trading Limited ...................Security Services                  50%   Cyprus
Jardine Securicor Gurkha Services Limited  .Security Services                  20%   Hong Kong

------------
(1)    Registered in England and Wales.
*      Owned directly by DSL Holdings Limited.
** 94.5% of the shares held are owned directly by DSL Holdings Limited and 3% are held in trust on its behalf.

                             DSL HOLDINGS LIMITED
                              NOTES (CONTINUED)

11 DEBTORS

                                      1996   1995
                                    ------- -------
                                    POUNDS   POUNDS
                                   STERLING STERLING
                                     000      000
AMOUNTS FALLING DUE WITHIN ONE YEAR
Trade debtors ......................  3,018   3,140
Group relief recoverable ...........    105     258
Other debtors ......................    418     564
Prepayments and accrued income  ....    235     209
                                    ------- -------
                                      3,776   4,171
                                    ======= =======

12 CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                           1996    1995
                                                         ------- -------
                                                          POUNDS  POUNDS
                                                         STERLING STERLING
                                                           000      000
Bank loans and overdrafts (see note 22)..................    973   1,196
Trade creditors .........................................    206     782
Amounts owed to parent and fellow subsidiary
 undertakings............................................    268     160
Other creditors including taxation and social security:
 Corporation tax ........................................     --      38
 Other taxes and social security ........................      6      74
 Other creditors ........................................  1,827     816
Accruals and deferred income ............................    416     601
                                                         ------- -------
                                                           3,696   3,667
                                                         ======= =======

13 CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                    1996    1995
                                   ------  ------
                                   POUNDS  POUNDS
                                  STERLING STERLING
                                    000      000
Amounts owed to parent undertaking
 (repayable within 2-4 years) .....  611    813
                                   ====== ======

   All amounts are repayable by instalments within four years.

14 CALLED UP SHARE CAPITAL

                                           1996                1995
                                   ------------------- -------------------
                                               POUNDS              POUNDS
                                              STERLING            STERLING
                                        NO.     000        NO.      000
                                   ---------- -------- ---------- --------
AUTHORISED
Ordinary shares of pounds
 sterling 1 each ..................  1,000,000   1,000   1,000,000   1,000
                                   =========== ======= =========== =======
ALLOTTED, CALLED UP AND FULLY PAID
Ordinary shares of pounds
 sterling 1 each ..................    466,668     467     466,668     467
                                   =========== ======= =========== =======

                             DSL HOLDINGS LIMITED
                              NOTES (CONTINUED)

15 SHARE PREMIUM AND RESERVES

                                           SHARE     PROFIT
                                          PREMIUM   AND LOSS
                                          ACCOUNT   ACCOUNT
                                        --------- ----------
                                          POUNDS     POUNDS
                                         STERLING   STERLING
                                           000        000
At 1 April 1994 ........................    933      (1,044)
Retained profit for year ...............     --         444
Goodwill written back ..................     --          44
Exchange adjustments ...................     --         (16)
                                        --------- ----------
At 31 March 1995 .......................    933        (572)
Retained profit for year ...............     --         612
Gain on the disposal of Brooksight Pty       --          11
Goodwill written back ..................     --          40
Exchange adjustments ...................     --          57
                                        --------- ----------
At 31 March 1996 .......................    933         148
                                        ========= ==========

   The cumulative amount of goodwill resulting from acquisitions in the current year and earlier financial years which has been written off is pounds sterling 1,833,000 (1995: pounds sterling 1,873,000).

16 MINORITY INTERESTS

                                 1996     1995
                              -------- --------
                                POUNDS   POUNDS
                               STERLING STERLING
                                 000      000
At beginning of year .........     8       1
Retained profit for year  ....     5       7
                              -------- --------
At end of year ...............    13       8
                              ======== ========

17 CONTINGENT LIABILITIES

   A cross composite guarantee has existed since 16 February 1995 between DSL Holdings Limited, Defence Systems Limited, DSL Security (Asia) Private Limited and Brooksight Limited.

18 COMMITMENTS

   (i) There were no authorised or contracted capital commitments unprovided for at 31 March 1996 (1995: pounds sterling nil).

   (ii) Annual commitments under non-cancellable operating leases are as follows:

                                                     1996                    1995
                                           ----------------------- -----------------------
                                              LAND AND                LAND AND
                                              BUILDINGS     OTHER     BUILDINGS     OTHER
                                           ------------- --------- ------------- ---------
                                               POUNDS      POUNDS      POUNDS      POUNDS
                                              STERLING    STERLING    STERLING    STERLING
          				        000         000         000         000
Operating leases which expire:
 Within one year ..........................       --         45           25          8
 In the second to fifth years inclusive ...       --         41           --         80
 Over five years ..........................      154         --          150         --
                                           ------------- --------- ------------- ---------
                                                 154         86          175         88
                                           ============= ========= ============= =========

                             DSL HOLDINGS LIMITED
                              NOTES (CONTINUED)

19 GUARANTEES

   There were liabilities of pounds sterling 67,242 under documentary credit guarantees outstanding at 31 March 1996.

20 PENSION SCHEME

   The group operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the group in an independently administered fund. The pension charge for the period represents the contributions payable by the group to the scheme and amounted to pounds sterling 164,509 (1995: pounds sterling 96,636).

21 RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING
   ACTIVITIES

                                             1996    1995
                                           -------  ------
                                            POUNDS   POUNDS
                                           STERLING STERLING
                                             000      000
Operating profit ..........................    751    692
Depreciation charge .......................    263    212
Decrease in stock .........................     11     27
Decrease in debtors .......................    332    128
Increase in creditors .....................    141    446
Write back of goodwill ....................     --     44
Effect of exchange rates ..................    (13)   (58)
                                           ------- ------
Net cash inflow from operating activities    1,485  1,491
                                           ======= ======

22 ANALYSIS OF CHANGES IN CASH AND CASH EQUIVALENTS

                                                  CASH   OVERDRAFT     NET
                                                 ------ ----------- ---------
                                                 POUNDS   POUNDS     POUNDS
                                                STERLING STERLING   STERLING
       						  000      000        000
Balance at 1 April 1994 .........................  461     (1,800)    (1,339)
Net cash (outflow)/inflow before adjustments for
 foreign exchange rate changes...................  (62)       580        518
Effect of foreign exchange rate changes  ........  (35)        24        (11)
                                                 ------ ----------- ---------
Balance at 1 April 1995 .........................  364     (1,196)      (832)
Net cash inflow before adjustments for
 foreign exchange rate changes...................  323        383        706
Effect of foreign exchange rate changes  ........  227       (160)        67
                                                 ------ ----------- ---------
Balance at 31 March 1996 ........................  914       (973)       (59)
                                                 ====== =========== =========

23 ULTIMATE PARENT COMPANY AND PARENT UNDERTAKING OF LARGER GROUP

   The company is an indirect subsidiary undertaking of Hambros PLC which is the ultimate parent company, registered in England and Wales.

   The only group in which the results of the company are consolidated is that headed by Hambros PLC. The consolidated financial statements of the group are available to the public and may be obtained from Hambros PLC, 41 Tower Hill, London, EC3 4HA.

24 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED
   STATES OF AMERICA GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

   The group's consolidated financial statements are prepared in conformity with generally accepted accounting principles applicable in the United Kingdom (UK GAAP), which differ in certain significant

                             DSL HOLDINGS LIMITED
                              NOTES (CONTINUED)

respects from those applicable in the United States of America (US GAAP). These differences, together with the approximate effects of the adjustments on profit attributable to shareholders and shareholders' funds, relate principally to the items set out below:

 (a) Goodwill

   Under UK GAAP, goodwill arising from acquisitions is written off against shareholders' funds. Upon the subsequent disposal of a business, goodwill previously written off is reinstated and considered in the calculation of the gain or loss on disposal. Under US GAAP, goodwill is capitalised and amortised over its estimated useful life. For the purpose of calculating the amortisation of goodwill a life of 20 years has been assumed. Upon the subsequent disposal of a business, unamortised goodwill is considered in the calculation of the gain or loss on disposal.

 (b) Deferred taxation

   UK GAAP requires that no provision for deferred taxation should be made if there is reasonable evidence that such taxation will not be payable in the foreseeable future. Under US GAAP, deferred taxation is recognised under the full liability method which permits deferred tax assets to be recognised if their realisation is considered more likely than not.

 (c) Cash flows

   The principal difference between UK GAAP and US GAAP is in respect of classification. Under UK GAAP, the group presents its cash flows for operating activities, returns on investments and servicing of finance, taxation, investing activities, and financing activities. US GAAP requires only three categories of cash flow activities which are operating, investing and financing. Cash flows arising from taxation and returns on investments and servicing of finance under UK GAAP would be included as operating activities under US GAAP. In addition, under UK GAAP, cash and cash equivalents include short term borrowings which under US GAAP would be presented as financing activities.

   Approximate effect on profit attributable to shareholders of differences between UK and US GAAP:

                                                         1996     1995
                                                        ------   ------
                                                         POUNDS  POUNDS
                                                        STERLING STERLING
              						  000     000
Profit attributable to shareholders in conformity with
 UK GAAP ................................................  612    444
Adjustments:
 Goodwill amortisation ..................................  (82)   (94)
 Deferred taxation ......................................  (76)   (38)
                                                         ------ ------
Profit attributable to shareholders in conformity with
 US GAAP.................................................  454    312
                                                         ====== ======

   Approximate cumulative effect on shareholders' funds of differences between UK and US GAAP:

                                                  1996    1995
                                                ------- -------
                                                 POUNDS  POUNDS
                                                STERLING STERLING
                                                  000      000
Shareholders' funds in conformity with UK GAAP    1,548     828
Adjustments:
 Goodwill ......................................  1,302   1,424
 Deferred taxation .............................   (135)    (59)
                                                ------- -------
Shareholders' funds in conformity with US GAAP    2,715   2,193
                                                ======= =======

                       DSL GROUP LIMITED  (and Predecessor)
    UNAUDITED CONSOLIDATED PROFIT AND LOSS ACCOUNT--31 MARCH 1997 AND 1996

                                                   THREE MONTHS
                                                       ENDED
                                                -----------------
                                                  MAR-97   MAR-96
                                                  POUNDS   POUNDS
                                                 STERLING STERLING
                                                   000      000
                                                -------- --------
Turnover........................................  5,130    5,000
Cost of sales...................................  4,115    4,377
                                                -------- --------
Gross profit....................................  1,015      623
Administrative expenses.........................    702      447
                                                -------- --------
Operating profit................................    313      176
Income from interest in associated
 undertakings...................................    168      166
Interest payable and similar charges, net ......    (67)     (40)
                                                -------- --------
Profit on ordinary activities before taxation ..    414      302
Tax on profit on ordinary activities............    207      157
                                                -------- --------
Profit on ordinary activities after taxation ...    207      145
Dividends--non-equity...........................     88       --
                                                -------- --------
Retained income for the financial period .......    119      145
                                                ======== ========

                       DSL GROUP LIMITED  (and Predecessor)
             UNAUDITED CONSOLIDATED BALANCE SHEET--31 MARCH 1997

                                                          MAR-97
                                                          POUNDS
                                                       STERLING 000
                                                       ------------
Fixed assets ...........................................
 Tangible assets........................................     952
 Investments............................................     885
                                                        ---------
                                                           1,837
Current assets .........................................
 Debtors................................................   4,864
 Cash at bank and in hand...............................      (7)
                                                        ---------
                                                           4,857
Creditors: amounts falling due within one year .........  (3,116)
                                                        ---------
Net current assets......................................   1,741

Total assets less current liabilities...................   3,578
Creditors: amounts falling due after more than one
 year...................................................  (4,577)
                                                        ---------
Net liabilities.........................................    (999)
                                                        =========
Capital and reserves ...................................
 Calling up share capital...............................     182
 Share premium account..................................   4,655
 Profit and loss account................................  (5,856)
                                                        ---------
Equity and non-equity shareholders' funds...............  (1,018)
 Equity minority interest...............................      20
                                                        ---------
                                                            (999)
                                                        =========

                       DSL GROUP LIMITED (and Predecessor)
      UNAUDITED CONSOLIDATED CASH FLOW STATEMENT -31 MARCH 1997 AND 1996

                                                                        MAR-97   MAR-96
                                                                        POUNDS   POUNDS
                                                                       STERLING STERLING
           								 000      000
                                                                      -------- --------
Net cash (outflow) inflow from operating activities...................   (420)     686
Returns on investments and servicing of finance

 Interest received....................................................     20       21
 Interest paid........................................................    (87)     (61)
 Dividends received from associated undertakings......................     24      102
                                                                      -------- --------
Net cash (outflow) inflow from returns on investments and servicing
 of finance...........................................................    (43)      62
Taxation

 Overseas tax paid....................................................     --     (130)
                                                                      -------- --------
Net tax paid..........................................................     --     (130)
Investing activities

 (Purchase) sale of tangible fixed assets.............................   (122)      16
                                                                      -------- --------
Net cash outflow from investing activities............................   (122)      16
Financing.............................................................     --       --
                                                                      -------- --------
(Decrease) increase in cash and cash equivalents......................   (585)     634
                                                                      ======== ========

                   DSL GROUP LIMITED (and Predecessor)
               NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES OF AMERICA GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. The group's consolidated financial statements are prepared in conformity with generally accepted accounting principles applicable in the United Kingdom (UK GAAP), which differ in certain significant respects from those applicable in the United States of America (US GAAP). These differences, together with the approximate effects of the adjustments on profit attributable to shareholders and shareholders' funds, relate principally to the items set out below:

   (a) Goodwill

   Under UK GAAP, goodwill arising from acquisitions is written off against shareholders' funds. Under US GAAP, goodwill is capitalized and amortized over its estimated useful life. For the purpose of calculating the amortization of goodwill, a life of 25 years has been assumed.

   (b) Cash flows

   The principal difference between UK GAAP and US GAAP is in respect of classification. Under UK GAAP, the group presents its cash flows for operating activities, returns on investments and servicing of finance, taxation, investing activities, and financing activities. US GAAP requires only three categories of cash flow activities which are operating, investing and financing. Cash flows arising from taxation and returns on investments and servicing of finance under UK GAAP would, with the exception of dividends paid, be included as operating activities under US GAAP; dividend payments would be included as a financing activity under US GAAP. In addition, under UK GAAP, cash and cash equivalents include short term borrowings which under US GAAP would be presented as financing activities.

   Approximate effect on profit attributable to shareholders of differences between UK and US GAAP:

                                                               THREE MONTHS ENDED
                                                                 MARCH 31, 1997
                                                              POUNDS STERLING 000
                                                              -------------------
Profit attributable to shareholders in conformity with UK
 GAAP.........................................................        207
Adjustments:
 Goodwill.....................................................         95
                                                              ------------------
Profit attributable to shareholders in conformity with US
 GAAP.........................................................        112
                                                              ==================

   Approximate cumulative effect on shareholders' funds of differences between UK and US GAAP:

                                                               THREE MONTHS ENDED
                                                                 MARCH 31, 1997
                                                              POUNDS STERLING 000
                                                              -------------------
Shareholders' funds in conformity with UK GAAP................        (999)
Adjustments:
 Goodwill.....................................................       5,697
                                                              ------------------
Profit attributable to shareholders in conformity with US
 GAAP.........................................................       4,698
                                                              ==================

(b) Pro Forma Financial Information.

   The following unaudited pro forma financial information gives effect to the Company's combination with DSL which was completed on April 16, 1997. The DSL Transaction was accounted for as a pooling of interests and accordingly, all previously issued financial statements of the Company will be restated to include DSL, since DSL's inception on June 3, 1996. On August 1, 1996, DSL acquired the assets of DSL Holdings in a transaction accounted for as a purchase. The unaudited pro forma financial statements are derived from the historical financial statements of the Company, DSL, and DSL Holdings and estimates and assumptions set forth in the notes to the unaudited pro forma financial statements.

   The unaudited pro forma balance sheet gives effect to the combination of the Company with DSL and the acquisition of DSL Holdings by DSL as if such transactions had occurred on March 29, 1997. Such unaudited pro forma balance sheet is derived from the unaudited consolidated balance sheet of the Company as of March 29, 1997 included in its Quarterly Report on Form 10-QSB for the three months ended March 29, 1997 which is incorporated by reference, as well as the unaudited balance sheet of DSL as of March 31, 1997 included herein.

   The unaudited pro forma income statements present unaudited pro forma results of operations for the year ended December 28, 1996 and the three months ended March 29, 1997. For purposes of the unaudited pro forma income statements, the combination of the Company with DSL and the acquisition of DSL Holdings by DSL are included as if such transactions had occurred on January 1, 1996. The unaudited pro forma income statement for the year ended December 28, 1996 is derived from the audited income statement of the Company for the year ended December 28, 1996 included in the Company's Annual Report on Form 10-KSB for the year ended December 28, 1996, which is incorporated herein by reference, the audited income statement of DSL for the period June 3, 1996 (inception) through December 31, 1996 included herein, and the unaudited income statement of DSL Holdings for the period January 1, 1996 through July 31, 1996. The unaudited pro forma income statement for the three months ended March 29, 1997 is derived from the unaudited income statement of the Company for the three months ended March 29, 1997 included in its Quarterly Report on Form 10-QSB for the three months ended March 29, 1997 which is incorporated herein by reference and the unaudited income statement of DSL for the three months ended March 31, 1997 included herein.

   These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transaction referred to above had been in effect on the dates indicated or the results that may be obtained in the future.

                                                                              PAGE OF FORM 8-K/A-1
                                                                              --------------------
Unaudited pro forma income statement for the three months ended
  March 29, 1997..............................................................        46
Unaudited pro forma income statement for the year ended December 28, 1996  ...        47
Unaudited pro forma balance sheet--March 29. 1997 ............................        48
Notes to unaudited pro forma financial statements ............................        49

                     UNAUDITED PRO FORMA INCOME STATEMENT
                  FOR THE THREE-MONTHS ENDED MARCH 29, 1997
                  (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                  HISTORICAL                 PRO FORMA
                                        ---------------------------- ------------------------
                                         AHI (A)  DSL (A)   COMBINED   ADJUSTMENTS   COMBINED
                                        -------- -------- ---------- ------------- ----------
REVENUES................................ $ 6,422   $8,328   $14,750                  $14,750
COST AND EXPENSES:
 Cost of sales .........................   3,773    6,680    10,453                   10,453
 Operating expenses ....................   1,901    1,076     2,977                    2,977
 Depreciation and amortization .........     127       64       191          95 (e)      286
 Interest expense, net .................     (40)     109        69         199 (b)      268
 Equity in earnings of unconsolidated
  subsidiaries (income).................             (272)     (272)                    (272)
                                        -------- -------- ---------- ------------- ----------
OPERATING INCOME .......................     661      671     1,332        (294)       1,038
INCOME TAXES ...........................     256      298       554         (82)(d)      472
PREFERENCE SHARE DIVIDENDS .............              143       143        (143)(c)       --
                                        -------- -------- ---------- ------------- ----------
NET INCOME APPLICABLE TO COMMON
STOCKHOLDERS ........................... $   405   $  230   $   635       $  (69)    $   566
                                        ======== ======== ========== ============= ==========
 EARNINGS PER COMMON SHARE.............. $  0.04                                     $  0.04
                                        ========                                   ==========
 WEIGHTED AVERAGE COMMON SHARES  .......  11,523                                      12,797
                                        ========                                   ==========











See accompanying Notes to Unaudited Pro Forma Financial Information.

                     UNAUDITED PRO FORMA INCOME STATEMENT
                     FOR THE YEAR ENDED DECEMBER 28, 1996
                  (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                            HISTORICAL                    PRO FORMA
                                --------------------------------- ------------------------
                                               DSL         DSL
                                  AHI (A)   GROUP (A)  HOLDINGS(A)  ADJUSTMENTS   COMBINED
                                ---------- ---------- ----------- ------------- ----------
REVENUES .......................  $18,011    $12,956     $18,191                  $49,158
COST AND EXPENSES:
 Cost of sales .................   10,879     10,293      15,175                   36,347
 Operating expenses ............    5,088      1,812       2,107                    9,007
 Depreciation and amortization        366        188         304          368 (e)   1,226
 Interest expense, net .........      253        262         147          862 (b)   1,524
 Equity in earnings of
  unconsolidated subsidiaries ..     (320)       (768)                  (1,088)
                                ---------- ---------- ----------- ------------- ----------
OPERATING INCOME ...............    1,425        721       1,226       (1,230)      2,142
NON-OPERATING INCOME (EXPENSE)          2         (5)          1                       (2)
                                ---------- ---------- ----------- ------------- ----------
INCOME BEFORE INCOME TAXES AND
 PREFERENCE SHARE DIVIDENDS  ...    1,427        716       1,227       (1,230)      2,140
INCOME TAXES....................      592        623         603         (504)(d)   1,314
PREFERENCE SHARE DIVIDENDS .....       --        239          --         (239)(c)      --
                                ---------- ---------- ----------- ------------- ----------
NET INCOME APPLICABLE TO COMMON
 STOCKHOLDERS...................  $   835    $   (146)   $   624      $   (487)   $   826
                                ========== ========== =========== ============= ==========
EARNINGS PER COMMON SHARE ......  $  0.10                                         $  0.09
                                ==========                                      ==========
WEIGHTED AVERAGE COMMON SHARES .    8,133                                           9,407
                                ==========                                      ==========










See accompanying Notes to Unaudited Pro Forma Financial Information.

                      UNAUDITED PRO FORMA BALANCE SHEET
                                March 29, 1997
                            (amounts in thousands)

                                                      HISTORICAL                   PRO FORMA
                                          -------------------------------- ------------------------
                                            AHI (G)    DSL (G)    COMBINED   ADJUSTMENTS   COMBINED
                                          ---------- ---------- ---------- ------------- ----------
ASSETS
CURRENT ASSETS:
Cash and cash equivalents ................  $ 4,146    $    (11)  $ 4,135      $    77 (g) $ 4,212
Accounts receivable, net .................    6,210      6,198     12,408                   12,408
Inventories ..............................    4,897         --      4,897                    4,897
Prepaid expenses and other current
 assets...................................      653      1,779      2,432                    2,432
                                          ---------- ---------- ---------- ------------- ----------
 Total current assets ....................   15,906      7,966     23,872           77      23,949
PROPERTY, PLANT AND EQUIPMENT, net  ......    5,115      1,561      6,676                    6,676
INTANGIBLE ASSETS ........................    7,501      9,343     16,844                   16,844
INVESTMENT IN ASSOCIATED COMPANIES  ......               1,451      1,451                    1,451
OTHER ASSETS .............................      337        112        449                      449
                                          ---------- ---------- ---------- ------------- ----------
TOTAL ASSETS .............................  $28,859    $20,433    $49,292      $    77     $49,369
                                          ========== ========== ========== ============= ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Short-term borrowings ...................  $   357    $    --    $   357                  $   357
 Current portion of long-term debt  ......      251      1,118      1,369                    1,369
 Accounts payable, accrued expenses and
  other ..................................    3,024      4,649      7,673       (1,257)(g)   6,416
                                          ---------- ---------- ---------- ------------- ----------
  Total current liabilities ..............    3,632      5,767      9,399       (1,257)      8,142
MINORITY INTEREST ........................       --         32         32                       32
LONG-TERM DEBT and capitalized lease
 obligations..............................       95      6,850      6,945        8,550 (i)  15,495
                                          ---------- ---------- ---------- ------------- ----------
  Total liabilities ......................    3,727     12,649     16,376        7,293      23,669
PREFERENCE SHARES ........................       --      7,216      7,216       (7,216)(j)
STOCKHOLDERS' EQUITY:
Common stock .............................      106         13        119                      119
 Additional paid-in capital ..............   22,810        670     23,480                   23,480
 Foreign currency exchange translation  ..       --       (104)      (104)                    (104)
Retained earnings ........................    2,216        (11)     2,205                    2,205
                                          ---------- ---------- ---------- ------------- ----------
  Total stockholders' equity .............   25,132        568     25,700                   25,700
                                          ---------- ---------- ---------- ------------- ----------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY    $28,859    $20,433    $49,292      $    77     $49,369
                                          ========== ========== ========== ============= ==========

See accompanying Notes to Unaudited Pro Forma Financial Information.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

(a) Historical results of operations include the following:

AHI - results of operations of Armor Holdings, Inc. for the three months ended March 29, 1997 and for the fiscal year ended December 28, 1996

DSL - results of operations of DSL Group Limited for the three months ended March 31, 1997 and

DSL Group Limited for the period June 3, 1996 (inception) to December 31, 1996.

DSL Holdings Limited (Predecessor) - results of operations for the period January 1, 1996 to July 31, 1996

(b) Reflects the elimination of interest expense recorded by DSL on historical debt and the additional interest expense for AHI's borrowing on the Credit Facility.

(c) Reflects the elimination of preference share dividends.

(d) Adjustment to reflect the income tax effect of the pro forma adjustments.

(e) Reflects the UK to US GAAP adjustment of amortization of goodwill.

(f) Reflects the accounts for Armor Holdings, Inc. as of March 29, 1997 and DSL Group Limited as of March 31, 1997.

(g) Reflects the following adjustments to cash:

Borrowing under existing Credit Facility..  $15,400
Repayment of DSL indebtedness:
 N.M. Rothschild & Sons Limited ..........   (6,850)
 Other....................................     (872)
Payment for DSL preference share capital:
 Principle ...............................   (7,216)
 Accrued interest ........................     (385)
                                          ---------
                                            $    77
                                          =========

(h) Reflects payment for DSL preference shares.

(i) Reflects the following adjustments to long-term debt;

Borrowings under the existing Credit Facility    $15,400
Repayment of DSL indebtedness .................   (6,850)
                                               ---------
                                                 $ 8,550
                                               =========

(c) Exhibits.


   EXHIBIT  DESCRIPTION
----------- ------------------------------------------------------------------------------------------
     2.1*   Share Acquisition Agreement, dated as of April 7,1997, between Bodycote, AHL and the
            Company.
     2.2*   Agreement for the Sale and Purchase of the Whole of the Issued Share Capital of DSL Group
            Limited, dated April 16, 1997, between the Company, AHL, NatWest Ventures Nominees Limited and Others and Martin Brayshaw.
    10.1*   Tax Deed, dated April 7, 1997, between the Company and Bodycote.
    10.2*   Form of Escrow Agreement, dated April 16, 1997, between the Company, the Warrantors and
            Ashurst Morris Crisp.
    10.3*   Form of Registration Rights Agreement, dated April 16, 1997, between the Company and the
            Vendors.
    10.4*   Amended and Restated Loan Agreement dated March 26, 1997, between the Company and Barnett
            Bank.
    10.5*   Renewal Promissory Note, dated March 26, 1997, made by Armor Holdings, Inc. in favor of
            Barnett Bank.
    10.6*   Form of Amended and Restated Security Agreement, dated March 26, 1997, made by each of the
            Company and the Subsidiaries in favor of Barnett Bank.
    10.7*   Pledge Agreement, dated March 26, 1997, made by the Company in favor of Barnett Bank.
    10.8*   Form of Collateral Assignment, dated March 26, 1997, made by each of Defense Technology
            Corporation of America and NIK Public Safety, Inc. in favor of Barnett Bank.
    10.9*   Amendment to Acceptance Credit Agreement, dated March 26, 1997, between the Company and
            Barnett Bank.
    10.10*  Consent with respect to Guaranty of Payment, dated as of March 26, 1997, of NIK Public
            Safety, Inc., Armor Holdings Properties, Inc. and Defense Technology Corporation of
            America.
    10.11*  Form of Guaranty of Payment, dated November 14, 1996.

    23.1**  Consent of KPMG


* Previously filed as part of this Current Report on Form 8-K on April 22, 1997.

**  Filed herewith.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ARMOR HOLDINGS, INC.


                                          /s/ Carol T. Burke
                                          -----------------------------------
                                          Carol T. Burke
                                          Vice President - Finance
                                          and Secretary
                                          Dated: June  20, 1997

The following Exhibit is filed herewith:

Exhibit       Description
-------       -----------

 23.1         Consent of KPMG